Exhibit 10.8

The symbol "****" denotes places where portions of this document have been omitted pursuant to a request for confidential treatment. Such materials have been filed separately with the Securities and Exchange Commission.

Manufacturing Rights Agreement

This Manufacturing Rights Agreement (this “Agreement”) is made as of December 30, 2012, by and between Telkoor Telecom Ltd., an Israeli company (“Telkoor”), and Digital Power Corporation, a California corporation (“DPC”).  For purposes of this Agreement, the “Parties” or “Party” shall mean Telkoor, on the one hand, and DPC, on the other hand.

WHEREAS, on June 16, 2011, Digital Power Limited, a wholly-owned subsidiary of DPC, acquired 1,136,666 shares of Telkoor, which is the Company's largest shareholder, for NIS 3.00 per share, representing 8.8 percent of the outstanding shares of Telkoor;

WHEREAS, as part of the investment in Telkoor, Telkoor and DPC agreed to update and extend their manufacturing agreement to grant DPC the right to directly order and purchase certain products of Telkoor from certain third party manufacturers of Telkoor and the right to market, sell and distribute such products in agreed upon markets and territories, subject to the payment by DPC of royalties to Telkoor; and

WHEREAS, in connection therewith the Parties wish to hereby enter into this Agreement pursuant to the terms and conditions hereunder.

NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.
Subject to the terms and conditions of this Agreement, Telkoor hereby grants DPC the non-exclusive right to directly place purchase orders for the purchase of the products listed on Schedule A attached hereto, as may be amended from time to time by mutual consent of the Parties (the “Products”) with the manufacturers (each, a “Manufacturer” and collectively, the “Manufacturers”), for the sole purpose of marketing, selling and distributing the Products for telecom, industrial, medical and military market segments and only in the territories listed on Schedule B attached hereto (the “Manufacturing Rights”).

2.
In consideration of the grant of the Manufacturing Rights, DPC shall pay Telkoor royalties in the amounts listed in Schedule A of the price paid by DPC for each Product purchased from a Manufacturer (the “Royalties”).  DPC shall pay the Royalties within thirty (30) business days of receipt of the relevant Product from the Manufacturer.

3.
DPC shall pay for all costs and expenses associated with obtaining the necessary regulatory certifications and approvals required for DPC to sell the Products in the territories listed on Schedule B attached hereto.  At Telkoor's request, DPC shall provide services at cost for Telkoor facilitate the receipt by Telkoor of the regulatory certifications and approvals required for Telkoor to sell the Products.

4.
This Agreement shall commence on the date hereof and shall remain in full force and effect for a period of five (5) years following the date hereof (the “Term”). Notwithstanding the aforesaid or any applicable law, either Party may terminate this Agreement, forthwith upon the occurrence of any of the following events: (i) any breach or default by the other Party of any of the provisions set forth herein, which is not cured by it within ninety (90) days after written notice thereof is given by the non defaulting Party; and (ii) the initiation of insolvency, bankruptcy, reorganization, dissolution, liquidation or similar proceedings by the other Party with respect to the other Party, or against the other Party (provided that such proceedings initiated against the other Party are not dismissed within thirty (30) days of the filing thereof) or any assignment for the benefit of its creditors or the appointment of a receiver, trustee or judicial manager for the other Party or over all or substantially all of its assets or properties or any other similar proceeding.

5.
DPC shall provide Telkoor or its legal successor with (i) any purchase order submitted by DPC to a Manufacturer (“Purchase Orders”), promptly after such Purchase Order has been submitted by DPC, and (ii) accurate quarterly reports, detailing the actual number of Products which were purchased during each calendar quarter, the price paid for such Products and any other material information, terms and conditions with respect thereto (each, a “Usage Report”). Usage Reports must be delivered to Telkoor or its legal successor no later than thirty (30) days after the last day of each calendar quarter. Within thirty (30) business days of a written request from Telkoor or its legal successor, but no more than once every calendar year, Telkoor or its legal successor shall have the right to audit or have audited said Usage Reports, and DPC shall have the obligation to make available any requested Usage Reports and relevant books and records, during normal business hours and at the principal offices of Customer, to confirm Customer’s undertakings under this Agreement. The quantities in each Usage Report are binding upon DPC.

6.
For a period of five (5) years following signing this agreement, Telkoor shall not and shall cause its subsidiaries not to, directly or indirectly, participate or engage, or assist any other person in engaging or preparing to engage the customers of DPC in the Territories in connection with the sale or distribution of any of the Products.  It is the Parties’ intention that these covenants be enforced to the greatest extent (but to no greater extent) in time, area, and degree of participation as is permitted by applicable legal requirements. It being the purpose of this Agreement to govern competition by Telkoor, these covenants shall be governed by and construed according to that legal requirement (from among those jurisdictions arguably applicable to this Agreement and those in which a breach of this Agreement is alleged to have occurred or to be threatened) which best gives them effect. If any such covenants or any part of such covenants is held invalid, void or unenforceable by any court of competent jurisdiction, such invalidity, voidness, or unenforceability shall in no way render invalid, void, or unenforceable any other part of them or any separate agreements not declared invalid, void or unenforceable; and this Agreement shall in such case be construed as if the invalid, void or unenforceable provisions were omitted.

7.
In no event shall Telkoor be liable for any liabilities, losses, claims, demands, obligations, judgments, causes of action, assessments, fines, damages, costs and expenses of DPC of any kind or nature that arise out of or in connection with this Agreement. Notwithstanding the aforesaid, during the Term, Telkoor shall be responsible for, and correct or repair, any defect in design in the Products, but shall not be responsible for, or be obligated to correct or repair, any defect in the manufacture of the Products.

8.
DPC acknowledges and agrees that “Confidential Information” means any materials, data, and/or information of any type whatsoever, in whatever form or media, whether or not marked as “confidential” and/or “proprietary,” that is disclosed to or becomes known by DPC, and which is not generally known to the public, or which could reasonably be expected to be valuable to Telkoor or its affiliates or a competitor of Telkoor or its affiliates are created, accessed, viewed, learned, obtained, disclosed to or become known by DPC pursuant to this Agreement.  DPC shall:  (a) hold such Confidential Information in strict confidence; (b) not disclose such Confidential Information to any third party except as expressly permitted by this Agreement; and (c) use such Confidential Information only as necessary for DPC’s performance of its obligations under this Agreement.

9.	DPC may not assign or delegate this Agreement, or any part thereof, to a third party by operation of law or otherwise without the prior written consent of Telkoor.

10.
No failure or delay on the part of either Party in the exercise of any power or right under the Agreement shall operate as a waiver thereof.  No single or partial exercise of any right or power under the Agreement shall operate as a waiver of such right or of any other right or power.  The waiver by either Party of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any other or subsequent breach under the Agreement. No amendment or modification of or supplement to the terms of this Agreement or the schedules attached hereto shall be binding on either Party unless reduced to writing and signed by both Parties. This Agreement sets forth the entire, final and exclusive agreement between the parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the parties.

11.
This Agreement shall be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of Israel(without reference to the choice of law provisions of Israeli law that would require the application of law of any other jurisdiction), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a Party, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.  In any action between the Parties, each of the Parties irrevocably consents to the jurisdiction and venue of the Tel Aviv-Yafo  courts located in the State of Israel.

[Signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

TELKOOR TELECOM LTD.

By: /s/ Ben-Zion Diamant
Name: Ben-Zion Diamant
Title: President

DIGITAL POWER CORPORATION

By: /s/ Amos Kohn
Name: Amos Kohn
Title: President & CEO

Schedule A

Manufacturing Rights - Product List and Royalty
Family	Telkoor P/N	P/N	Royalty Rate %
CPCI 200W	900-3002-xx	CPCI-AC-3U-200	[****]
CPCI 200W	900-3003-xx	CPCI-DC-3U-200/48	[****]
CPCI 200WDC	900-3011-xx	CPCI-DC-3U-200/24	[****]
CPCI 300W	900-4002-xx	CPCI-AC-3U-300/48	[****]
CPCI 300W	900-4003-xx	CPCI-DC-3U-300/48	[****]
CPCI 300WDC	900-4011-xx	CPCI-DC-3U-300/24	[****]
CPCI 400W	900-6002-xx	CPCI-AC-6U-400	[****]
CPCI 400WDC	900-6003-xx	CPCI-DC-6U-400	[****]
CPCI 500W	900-7002-xx	CPCI-AC-6U-500	[****]
CPCI 500W	900-6212-xx	CPCI-AC-6U-500-38	[****]
CPCI 500W	900-7038-xx	CPCI-AC-6U-500-38	[****]
EF200W	900-0431-0000	eF175-131	[****]
EF200W	900-0215-0000	eF175-215	[****]
EF200W	900-0215-00	eF175-215	[****]
EF200W	900-0225-0000	eF200-225	[****]
EF200W	900-1436-20	eFA175-112	[****]
EF200W	900-1437-0000	eFA175-112	[****]
EF350W	900-3436-0000	DPO306-112	[****]
EF350W	900-3456-0000	DPO306-124	[****]
EF350W	900-3463-0000	DPOS306-112	[****]
EF350W	900-3054-0000	eF306-154	[****]
EF350W	900-3151-0000	eFO306-105	[****]
EF350W	900-3028-0000	eFO306-128	[****]
EF350W	900-3046-0000	eFO306-148	[****]
EF350W	900-3146-0000	eFOA306-148	[****]
EF350W	900-3046-54	eFO306-148-54	[****]
EF350W	900-3248-0000	eFO306-248	[****]
EF350W	900-3036-0000	eFO306-112	[****]
EF350W	900-3056-0000	eFO306-148	[****]
EF350W	900--0000	CPO306-112	[****]
EF350W	900-3356-0000	eFO306-148	[****]
EF300W	900-4236-0000	eFOS306-112	[****]
EF400W	900-4036-0000	eF400-112	[****]
EF400W	900-4056-0000	eF400-124	[****]
EF400W	900-4046-0000	eF400-148	[****]
EF400W	900-4136-0000	eFO400-112	[****]
EF500W	900-5124-0000	eFO500-124	[****]
Front-End	900-1548-0000	1500W	[****]
Front-End	900-1648-0000	1600W	[****]
Front-End	900-2180-0000	800W	[****]
Front-End	900-1200-0000	Chassis 1500-1600W	[****]
Front-End	900-2150-0000	Chassis 600-800W	[****]

Schedule B

Territories

North America and South America